[_________] Conference [_______________], Florida March [__], 2009 Exhibit 99.1

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Safe harbor
Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the Securities and Exchange Commission.

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a

Today’s agenda
• Corporate Overview
• Market
• Kendle position
• Financial Performance
• 2009 Guidance

Corporate overview

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a

Corporate overview
•
Founded 1981
•
Leading, global provider of Phase I-IV clinical development solutions
•
4,000+ associates in 48 locations in 28 countries across six continents
•
Focus on five regions – North America, Europe, Asia/Pacific, Latin America and Africa
•
Services provided in more than 100 countries
•
Key therapeutic areas include CNS, Infectious Disease, Oncology,
Cardiovascular and Inflammation

Market

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Market

Challenge Response Examples
Sales growth
slowed/flat/ne
gative
Global
economic/poli
tical
environment
R&D
productivity
declining
Therapeutic
rationalization
Supplier
rationalization
Focus on core
competency
Managing
costs
Focus on therapeutic
segments
Increased
outsourcing
Move to strategic
outsourcing
Development of
FSPs

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
R&D spending in pharma industry

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Outsourcing penetration assumptions

Source: MedAdNews, Capital IQ, Company Filings and Jefferies & Company, Inc., Jan. 2009

Kendle position

Our strategy Market Cost reduction Strategic supplier relationships Infrastructure growth to drive global connectivity

Source: Tufts R&D Management Report, March 2008
Customer relationship structure
Focus on strategic relationships
Strategic
Providers
Maximum of 2-3 CROs
Joint management process
High degree of integration
Skill development between partners
High degree of trust
Preferred Providers
Short list of approved CROs
Company-led management
Evaluation of partner on a regular basis
Separation of core competencies (in house)
High degree of trust
Transactional Relationships
Multiple vendors
Transaction oriented
Limited scope
Limited trust

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Global locations

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
2008 Revenue by region

Kendle with ERP Deployed

Portal
Corporate
Communications
Brand
Communications
Support Unit
Communications
Regional
Communication
Self –
Service
Business
Intelligence
CRM
Finance HRMS
CTMS /
TrialWatch

Financial highlights

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
5 year review: Net service revenues

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Earnings per share 5 year review

* Proforma EPS before impairment charge on an intangible asset.

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5 year review: Backlog

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Backlog by customer type

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a

Balance sheet and cash flow review
As of 12/31/08
Cash and marketable securities $36.1 million
Cash flow from operations $37.4 million
Capital expenditures $27.1 million
Convertible notes maturing in 2012 $200 million
Accounts receivable $159 million
Days sales outstanding (DSO) 36 days

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
2009 Guidance